UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23369

HIGHLAND GLOBAL ALLOCATION FUND

(Exact name of registrant as specified in charter)

300 Crescent Court

Suite 700

Dallas, Texas 75201

(Address of principal executive offices) (Zip code)

Highland Capital Management Fund Advisors, L.P.

300 Crescent Court

Suite 700

Dallas, Texas 75201

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 357-9167

Date of fiscal year end: September 30

Date of reporting period: March 31, 2020

Item 1.	Reports to Stockholders.

A copy of the Semi-Annual Report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), is attached herewith.

Highland Global Allocation Fund

Semi-Annual Report

March 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (highlandfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by contacting the Funds’ transfer agent at 1-877-665-1287.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 1-877-665-1287 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a Fund.

Highland Global Allocation Fund

Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

A prospectus must precede or accompany this report. Please read the prospectus carefully before you invest.

CONSOLIDATED FUND PROFILE (unaudited)

Highland Global Allocation Fund

Objective

Highland Global Allocation Fund seeks to provide long-term growth of capital and future income (future income means the ability to pay dividends in the future.)

Net Assets as of March 31, 2020

$183.8 million

Portfolio Data as of March 31, 2020

The information below provides a snapshot of Highland Global Allocation Fund at the end of the reporting period. Highland Global Allocation Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Industry Classifications as of 03/31/20(1)

U.S. Equity	31.4%
Non-U.S. Equity	25.2%
U.S. Senior Loans	11.2%
Non-U.S. Registered Investment Companies	9.3%
Non-U.S. Government Bond	7.7%
U.S. Master Limited Partnerships	6.9%
U.S. LLC Interest	5.2%
U.S. Rights	4.9%
Non-U.S. Asset-Backed Securities	4.0%
U.S. Preferred Stock	2.2%
Non-U.S. Corporate Bonds & Notes	1.4%
Other (each less than 1.0%)	1.4%
Other Assets & Liabilities, Net	(10.8)%
100.0%

Top 10 Holdings as of 3/31/2020 (%)(1)

TerreStar Corporation (U.S. Equity)	28.5%
Vistra Energy Corp. (Non-U.S. Equity)	12.7%
TerreStar Corporation, Term Loan A 11.00%, 2/25/2022 (U.S. Senior Loans)	8.2%
Argentine Republic Government International Bond 3.75%, 12/31/2038 (Non-U.S. Government Bonds)	7.7%
Highland Merger Arbitrage Fund, (Non-U.S. Registered Investment Companies)	5.7%
Texas Competitive Electric Holdings Co., LLC %, (U.S. Rights)	4.9%
Williams Cos., Inc. (Non-U.S. Equity)	4.4%
Energy Transfer LP –%, (U.S. Master Limited Partnerships)	3.9%
MPLX LP %, (U.S. Master Limited Partnerships)	2.4%
MPM Holdings, Inc. (U.S. Equity)	2.0%

(1)	Industry classifications and holdings are calculated as a percentage of total net assets and net of long and short positions.

Semi-Annual Report	1

CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

March 31, 2020	Highland Global Allocation Fund

A guide to understanding the Fund’s financial statements

Consolidated Investment Portfolio	The Investment Portfolio details the Fund’s holdings and its market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset and industry to demonstrate areas of concentration and diversification.

Consolidated Statement of Assets and Liabilities	This statement details the Fund’s assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all of the Fund’s liabilities (including any unpaid expenses) from the total of the Fund’s investment and non-investment assets. The net asset value per share for each class is calculated by dividing net assets allocated to that share class by the number of shares outstanding in that class as of the last day of the reporting period.

Consolidated Statement of Operations	This statement reports income earned by the Fund and the expenses incurred by each Fund during the reporting period. The Statement of Operations also shows any net gain or loss the Fund realized on the sales of its holdings during the period as well as any unrealized gains or losses recognized over the period. The total of these results represents the Fund’s net increase or decrease in net assets from operations.

Consolidated Statement of Changes in Net Assets	This statement details how the Fund’s net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and distribution reinvestments) during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

Consolidated Statement of Cash Flows	This statement reports net cash and foreign currency provided or used by operating, investing and financing activities and the net effect of those flows on cash and foreign currency during the period.

Consolidated Financial Highlights	The Financial Highlights demonstrate how the Fund’s net asset value per share was affected by the Fund’s operating results. The Financial Highlights also disclose the classes’ performance and certain key ratios (e.g., net expenses and net investment income as a percentage of average net assets).

Notes to Consolidated Financial Statements	These notes disclose the organizational background of the Fund, certain of their significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

2	Semi-Annual Report

CONSOLIDATED INVESTMENT PORTFOLIO (unaudited)

As of March 31, 2020	Highland Global Allocation Fund

Shares		Value ($)

U.S. Equity - 37.2%

COMMUNICATION SERVICES - 28.5%
169,531	TerreStar Corporation (a)(b)(c)(d)(e)	52,459,673

CONSUMER DISCRETIONARY - 0.6%
56,965	K12, Inc. (e)(o)	1,074,360

HEALTHCARE - 2.1%
15,200	Aerie Pharmaceuticals, Inc. (e)(o)	205,200
61,625	Brookdale Senior Living, Inc. (e)(o)	192,270
232,800	Heron Therapeutics, Inc. (e)(o)	2,733,072
17,200	Patterson (o)	262,988
57,200	Portola Pharmaceuticals, Inc. (e)(o)	407,836
5,500	Surgery Partners, Inc. (e)(o)	35,915

		3,837,281

MATERIALS - 2.0%
730,484	MPM Holdings, Inc. (e)	3,652,420

REAL ESTATE - 4.0%
70,700	City Office, REIT (o)	511,161
300,100	GAF REIT (a)(b)(c)(e)	3,057,509
66,300	Independence Realty Trust, Inc., REIT (o)	592,722
101,918	Jernigan Capital, Inc., REIT (o)	1,117,021
62,710	NexPoint Residential Trust, REIT (c)(o)	1,580,919
44,387	RAIT Financial Trust, REIT (e)(o)	1,906
280,000	United Development Funding IV, REIT	476,000

		7,337,238

	Total U.S. Equity (Cost $73,919,547)	68,360,972

Non-U.S. Equity - 25.2%

COMMUNICATION SERVICES - 1.2%
77,866	Grupo Clarin, Class B (e)(f)	36,279
129,945	Loral Space & Communications, Inc. (e)(f)(o)	2,111,606

		2,147,885

CONSUMER DISCRETIONARY - 2.6%
4,800	MercadoLibre, Inc. (e)(f)(o)	2,345,184
718	Toys ‘R’ Us (e)(f)	125,615
718	Tru Kids, Inc. (e)(f)	2,386,685

		4,857,484

ENERGY - 5.0%
29,751	NextDecade Corp. (e)(f)	55,932
53,200	Plains GP Holdings, Class A (f)(o)	298,452
131,600	Targa Resources (f)(o)	909,356
121	Transocean (e)(f)(o)	140
566,995	Williams Cos., Inc. (f)(o)	8,022,979

		9,286,859

FINANCIAL - 0.4%
188,858	Grupo Supervielle SA ADR (f)(o)	294,618
92,600	Itau Unibanco Holding ADR (f)(o)	415,774

		710,392

Shares		Value ($)

INDUSTRIALS - 0.8%
38,549	American Airlines Group, Inc. (f)	469,912
65,931	GL Events (f)(o)	956,104

		1,426,016

INFORMATION TECHNOLOGY - 1.8%
119,188	Avaya Holdings Corp. (e)(f)(o)	964,231
111,550	StoneCo, Class A (e)(f)(o)	2,428,444

		3,392,675

UTILITIES - 13.4%
202,250	Central Puerto ADR (f)(o)	455,063
67,700	Pampa Energia ADR (e)(f)(o)	765,010
1,461,950	Vistra Energy Corp. (f)(o)	23,332,722

		24,552,795

	Total Non-U.S. Equity (Cost $110,666,235)	46,374,106

Principal Amount ($)

U.S. Senior Loans (g) - 11.2%

COMMUNICATION SERVICES - 8.2%
15,148,244	TerreStar Corporation, Term Loan A, 11.000% PIK 02/25/22 (a)(b)(c)	15,042,206

ENERGY - 1.3%
23,743,431	Fieldwood Energy LLC, Closing Date Loan, 2nd Lien, VAR LIBOR USD 3 Month+7.250%, 04/11/23	2,421,830

RETAIL - 0.6%
1,941,679	Academy, Ltd., Initial Term Loan, VAR LIBOR USD 3 Month+4.000%, 07/01/22	1,072,244

SERVICE - 1.0%
2,500,000	Advantage Sales & Marketing Inc., Term Loan, 2nd Lien, VAR LIBOR USD 3 Month+6.500%, 07/25/22	1,821,875

UTILITIES - 0.1%
471,039,553	Texas Competitive Electric Holdings Co., LLC, Extended Escrow Loan (h)	164,864

	Total U.S. Senior Loans (Cost $54,241,207)	20,523,019

Non-U.S. Government Bond - 7.7%

SOVEREIGN - 7.7%
46,500,000	Argentine Republic Government International Bond 3.75%, 5.25%, 03/31/29, 12/31/38 (f)(i)(o)	14,150,183

	Total Non-U.S. Government Bond (Cost $23,522,513)	14,150,183

See Glossary on page 7 for abbreviations along with accompanying Notes to Consolidated Financial Statements.	3

CONSOLIDATED INVESTMENT PORTFOLIO (unaudited) (continued)

As of March 31, 2020	Highland Global Allocation Fund

Shares		Value ($)

U.S. Master Limited Partnerships - 6.9%

ENERGY - 6.9%
65,168	Crestwood Equity Partners (o)	275,661
1,558,690	Energy Transfer LP (f)(o)	7,169,974
385,923	MPLX LP (f)(o)	4,484,425
236,900	Western Midstream Partners LP (f)(o)	767,556

	Total U.S. Master Limited Partnerships (Cost $51,602,682)	12,697,616

Principal Amount ($)

U.S. LLC Interest - 5.2%

REAL ESTATE - 5.2%
124,046	NREF OP I, L.P., REIT (c)(e)	1,197,044
6,773,494	SFR WLIF I, LLC (a)(b)(c)	3,221,338
4,437,497	SFR WLIF II, LLC (a)(b)(c)	2,123,121
3,789,008	SFR WLIF III, LLC (a)(b)(c)	3,043,938

	Total U.S. LLC Interest (Cost $17,480,920)	9,585,441

Units

U.S. Rights - 4.9%

UTILITIES - 4.9%
7,905,143	Texas Competitive Electric Holdings Co., LLC (e)	9,027,673

	Total U.S. Rights (Cost $22,029,102)	9,027,673

Principal Amount ($)

Non-U.S. Asset-Backed Securities - 4.1%
4,000,000	Acis CLO, Ltd., Series 2014-3A, Class E VAR ICE LIBOR USD 3 Month+4.750%, 6.51%, 2/1/2026 (f)(j)(p)	2,435,400
3,500,000	Acis CLO, Ltd., Series 2014-5A, Class E1 VAR ICE LIBOR USD 3 Month+6.520%, 8.28%, 11/1/2026 (f)(j)(k)(p)	2,100,000
2,500,000	Acis CLO, Ltd., Series 2014-4A, Class E VAR ICE LIBOR USD 3 Month+4.800%, 6.56%, 5/1/2026 (f)(j)(k)(p)	1,625,000
4,000,000	Acis CLO, Ltd., Series 2014-4A, Class F VAR ICE LIBOR USD 3 Month+5.150%, 6.91%, 5/1/2026 (f)(j)(k)(p)	1,160,000
311,866	Pamco Cayman, Ltd., Series 1997-1A, Class B 7.91%, 8/6/2013 (a)(b)(f)(k)	93,560

	Total Non-U.S. Asset-Backed Securities (Cost $12,904,560)	7,413,960

Shares

U.S. Preferred Stock - 2.2%

ENERGY - 0.2%
105,351	Crestwood Equity Partners (e)(l)(o)	400,334

FINANCIALS - 0.9%
127,751	Federal Home Loan Mortgage (e)(l)(o)	1,046,743

Shares		Value ($)

FINANCIALS (continued)
58,233	Federal National Mortgage Association (e)(l)	575,814

		1,622,557

REAL ESTATE - 1.1%
370,968	Braemar Hotels & Resorts, Inc., REIT (e)(l)(o)	2,058,872

	Total U.S. Preferred Stock (Cost $10,258,169)	4,081,763

Principal Amount ($)

Non-U.S. Corporate Bonds & Notes - 1.4%

ENERGY - 1.4%
37,083,000	Ocean Rig UDW, Inc. 7.25%, 04/01/19 (a)(b)(f)(k)(m)	2,558,727

	Total Non-U.S. Corporate Bonds & Notes (Cost $28,728,908)	2,558,727

U.S. Corporate Bonds & Notes - 0.5%

COMMUNICATION SERVICES - 0.5%
	iHeartCommunications, Inc.
315,654	6.38%, 05/01/26 (f)(o)	300,464
584,493	8.38%, 05/01/27 (f)(o)	512,115

		812,579

ENERGY - 0.0%
290	Sable Permian Resources Land 7.38%, 11/01/21 (f)(k)	42

REAL ESTATE - 0.0%
400,000	CBL & Associates 5.95%, 12/15/26 (o)	76,787

UTILITIES - 0.0%
3,000,000	Texas Competitive Electric Holdings Co., LLC (m)(o)	7,500

	Total U.S. Corporate Bonds & Notes (Cost $3,360,301)	896,908

Shares

Non-U.S. Master Limited Partnership - 0.5%

ENERGY - 0.5%
64,631	Enterprise Products Partners (f)(o)	924,223

	Total Non-U.S. Master Limited Partnerships (Cost $1,377,894)	924,223

U.S. Exchange-Traded Fund - 0.2%
8,750	VelocityShares 3x Long Silver ETN linked To the S&P GSCI Silver Index (o)	319,463

	Total U.S. Exchange-Traded Fund (Cost $824,777)	319,463

4	See Glossary on page 7 for abbreviations along with accompanying Notes to Consolidated Financial Statements.

CONSOLIDATED INVESTMENT PORTFOLIO (unaudited) (continued)

As of March 31, 2020	Highland Global Allocation Fund

Units		Value ($)

U.S. Warrants - 0.1%

HEALTHCARE - 0.1%
42,032	HLS Therapeutics, Inc., Expires 12/31/2049 (a)(b)(e)	242,105

	Total U.S. Warrants (Cost $—)	242,105

Non-U.S. Warrants - 0.1%

COMMUNICATION SERVICES - 0.0%
1,109	iHeartCommunications, Inc., Expires 05/01/2039 (e)(f)	7,507

INDUSTRIALS - 0.1%
1,260,362	American Airlines, Expires (e)(f)	176,450

INFORMATION TECHNOLOGY - 0.0%
38,742	Avaya Holdings, Expires 12/18/2022 (e)(f)(o)	3,486

	Total Non-U.S. Warrants (Cost $77,464)	187,443

Shares

Non-U.S. Registered Investment Company - 9.3%
10,000	BB Votorantim Highland Infrastructure LLC (a)(b)(c)	2,919,789
546,382	Highland Merger Arbitrage Fund, Class Z (c)	10,550,641
436,131	NexPoint Strategic Opportunities Fund (c)(o)	3,602,442

	Total Non-U.S. Registered Investment Companies (Cost $24,704,437)	17,072,872

Total Investments - 116.7%		214,416,474

(Cost $435,698,716)

Securities Sold Short (n) - (5.8)%

U.S. Equity - (5.8)%

COMMUNICATION SERVICES - (5.8)%
(28,400)	Netflix, Inc. (q)	(10,664,200)

	Total U.S. Equity (Proceeds $2,607,285)	(10,664,200)

	Total Securities Sold Short - (5.8)% (Proceeds $2,607,285)	(10,664,200)

Other Assets & Liabilities, Net - (10.9)%		(19,946,666)

Net Assets - 100.0%		183,805,609

(a)

Securities with a total aggregate value of $84,761,966, or 46.1% of net assets, were classified as Level 3 within the three-tier fair value hierarchy. Please see Notes to Investment Portfolio for an explanation of this hierarchy, as well as a list of unobservable inputs used in the valuation of these instruments.

(b)

Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. The Board considers fair valued securities to be securities for which market quotations are not readily available and these securities may be valued using a combination of observable and unobservable inputs. Securities with a total aggregate value of $84,761,966, or 46.1% of net assets, were fair valued under the Fund’s valuation procedures as of March 31, 2020. Please see Notes to Investment Portfolio.
(c)	Affiliated issuer. Assets with a total aggregate market value of $98,798,620, or 53.8% of net assets, were affiliated with the Fund as of March 31, 2020.
(d)

Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the procedures established by the Fund’s Board of Trustees. Additional Information regarding such securities follows:

Restricted Security	Security Type	Acquisition Date	Cost of Security	Market Value at Period End	Percent of Net Assets
TerreStar Corporation	U.S. Equity	11/14/2014	$48,015,562	$52,459,673	28.5%

(e)	Non-income producing security.
(f)

As described in the Fund’s prospectus, a company is considered to be a non-U.S. issuer if the company’s securities principally trade on a market outside of the United States, the company derives a majority of its revenues or profits outside of the United States, the company is not organized in the United States, or the company is significantly exposed to the economic fortunes and risks of regions outside the United States.

(g)

Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Fund invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread (unless otherwise identified, all senior loans carry a variable rate of interest). These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. As of March 31, 2020, the LIBOR USD 3 Month rate was 1.45%. Senior loans, while exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity maybe substantially less than the stated maturity shown.

(h)	Represents value held in escrow pending future events. No interest is being accrued.
(i)	Step Bonds - Represents the current rate, the step rate, the step date and the final maturity date.
(j)

Variable or floating rate security. The base lending rates are generally the lending rate offered by one or more European banks such as the LIBOR. The interest rate shown reflects the rate in effect March 31, 2020. LIBOR, otherwise known as London Interbank Offered Rate, is the benchmark interest rate that banks charge each other for short-term loans. Current LIBOR rates include 3 months equal to 1.45%.

(k)

Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transaction exempt from registration to qualified institutional buyers. At March 31, 2020, these securities amounted to $7,537,329 or 4.1% of net assets.

(l)	Perpetual security with no stated maturity date.
(m)	The issuer is, or is in danger of being, in default of its payment obligation.
(n)	As of March 31, 2020, $2,490,000 in cash was segregated or on deposit with the brokers to cover reverse repurchase agreements and is included in “Other Assets & Liabilities, Net”.
(o)	All or part of this security is pledged as collateral for short sales. The market value of the securities pledged as collateral was $67,795,886.
(p)	As of March 31, 2020, investments with a total aggregate value of $7,320,400 were fully or partially segregated with broker(s)/ custodian as collateral for reverse repurchase agreements.
(q)	No dividend payable on security sold short.

See Glossary on page 7 for abbreviations along with accompanying Notes to Consolidated Financial Statements.	5

CONSOLIDATED INVESTMENT PORTFOLIO (unaudited) (concluded)

As of March 31, 2020	Highland Global Allocation Fund

The average amount of borrowing by the Fund on reverse repurchase agreements outstanding during the period ended March 31, 2020 was $10,952,954 at a weighted average interest rate of 3.29%.

Counterparty	Collateral Pledged	Interest Rate	Trade Date	Maturity Date	Repurchase Amount $	Principal Amount $	Value $
Mizuho	Acis CLO, Ltd., Series 2014-3A, Class E, VAR LIBOR USD 3 Month+4.750%, 6.51%, 2/1/2026	2.64	3/11/2020	3/11/2021	1,872,822	3,190,000	1,824,000
Mizuho	Acis CLO, Ltd., Series 2014-5A, Class E1, VAR LIBOR USD 3 Month+6.520%, 8.28%, 11/1/2026	2.64	3/11/2020	3/11/2021	1,509,347	3,320,800	1,470,000
Mizuho	Acis CLO, Ltd., Series 2014-4A, Class E, VAR LIBOR USD 3 Month+4.800%, 6.56%, 5/1/2026	2.64	3/11/2020	3/11/2021	1,155,113	2,313,750	1,125,000
Mizuho	Acis CLO, Ltd., Series 2014-4A, Class F, VAR LIBOR USD 3 Month+5.150%, 6.91%, 5/1/2026	2.74	3/11/2020	3/11/2021	1,233,337	3,250,000	1,200,000

Total Reverse Repurchase Agreements						12,074,550	5,619,000

6	See Glossary on page 7 for abbreviations along with accompanying Notes to Consolidated Financial Statements.

GLOSSARY: (abbreviations that may be used in the preceding statements)

Other Abbreviations:
ADR	American Depositary Receipt
CLO	Collateralized Loan Obligation
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
Ltd.	Limited
PIK	Payment-in-Kind
REIT	Real Estate Investment Trust
USD	United States Dollar
VAR	Variable Rate

Semi-Annual Report	7

CONSOLIDATE STATEMENT OF ASSETS AND LIABILITIES

As of March 31, 2020 (unaudited)	Highland Global Allocation Fund

($)
Assets
Investments, at value	115,617,854
Affiliated investments, at value (Note 10)	98,798,620

Total Investments, at value	214,416,474
Cash	823,268
Restricted Cash — Securities Sold Short and Written Options (Notes 2 and 3)	2,490,000
Foreign currency	85,416
Foreign tax reclaim receivable	126,360
Receivable for:
Investment sold	88,861
Dividends and interest	1,557,556
Fund shares sold	221,854
Due from broker	153,448
Prepaid expenses and other assets	421,232

Total assets	220,384,469

Liabilities:
Securities sold short, at value (Notes 2 and 8)	10,664,200
Reverse repurchase agreements	5,619,000
Due to broker	19,039,382
Payable for:
Fund shares redeemed	23,171
Investment advisory and administration fees (Note 7)	86,254
Dividends on securities sold short	6,121
Accounting services fees	136,535
Custody fees	28,062
Trustees fees	32,765
Transfer agent fees	35,427
Audit fees	124,570
Accrued expenses and other liabilities	783,373

Total liabilities	36,578,860

Commitments and Contingencies (Note 6)

Net Assets	183,805,609

Net Assets Consist of:
Paid-in capital	764,706,258
Total distributable loss	(580,900,649)

Net Assets	183,805,609

Investments, at cost	325,337,028
Affiliated investments, at cost (Note 10)	110,361,688
Foreign currency, at cost	91,695
Proceeds from securities sold short	2,607,285

Common Shares
Shares outstanding ($0.001 par value; unlimited shares authorized)	22,501,933
Net asset value, offering and redemption price per share	8.17

8	See accompanying Notes to Consolidated Financial Statements.

CONSOLIDATED STATEMENT OF OPERATIONS

For the Six Months Ended March 31, 2020 (unaudited)	Highland Global Allocation Fund

($)
Investment Income:
Income:
Dividends from unaffiliated issuers	4,075,019
Dividends from affiliated issuers (Note 10)	1,880,694
Less: Foreign taxes withheld	(12,178)
Interest from unaffiliated issuers	2,837,030
Interest paid in-kind from affiliated issuers (Note 10)	850,487

Total income	9,631,052

Expenses:
Investment advisory (Note 7)	703,917
Accounting services fees	98,711
Transfer agent fees	56,154
Legal fees	199,861
Registration fees	9,720
Audit fees	197,509
Interest expense and commitment fees (Note 6)	1,561,844
Insurance	17,642
Trustees fees (Note 7)	34,412
Reports to shareholders	115,876
Custodian/wire agent fees	46,530
Pricing fees	12,686
Dividends and fees on securities sold short (Note 2)	93,342
Other	35,793

Total operating expenses before waiver and reimbursement	3,183,997
Less: Expenses waived or borne by the adviser and administrator	(137,263)

Net operating expenses	3,046,734

Net investment income	6,584,318

Net realized gain (loss) on:
Investments from unaffiliated issuers	(77,055,277)
Investments from affiliated issuers (Note 10)	(28,560,958)
Securities sold short (Note 2)	(15,341,359)
Written options contracts (Note 3)	2,158,461
Futures contracts (Note 3)	10,168,905
Foreign currency related transactions	(328,591)

Change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(44,216,792)
Investments in affiliated issuers (Note 10)	18,886,134
Securities sold short (Note 2)	30,699,681
Written options contracts (Note 3)	(256,583)
Futures contracts (Note 3)	(632,896)
Foreign currency related translations	121,599

Net realized and unrealized gain (loss) on investments	(104,357,676)

Total increase in net assets resulting from operations	(97,773,358)

See accompanying Notes to Consolidated Financial Statements.	9

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

Highland Global Allocation Fund

	Six Months Ended March 31, 2020 (unaudited) ($)	Year Ended September 30, 2019 ($)
Increase (Decrease) in Net Assets
Operations:
Net investment income	6,584,318	11,163,887
Net realized (loss) on investments, purchased options, securities sold short, written options, futures contracts and foreign currency transactions	(108,958,819)	(21,360,238)
Net increase (decrease) in unrealized appreciation (depreciation) on investments, securities sold short, purchased options, written options and foreign currency translations	4,601,143	(7,350,344)

Net (decrease) from operations	(97,773,358)	(17,546,695)

Distributions
Shares of closed-end fund	(12,841,948)	(4,579,807)
Return of capital:
Shares of closed-end fund	—	(12,388,348)

Total distributions	(12,841,948)	(16,968,155)

Decrease in net assets from operations and distributions	(110,615,306)	(34,514,850)

Share transactions:
Proceeds from sale of shares
Class A	—	946,370
Class C	—	234,777
Class Y	—	4,996,134
Shares of closed-end fund	250,303	—
Value of distributions reinvested
Shares of closed-end fund	1,558,584	2,237,339
Cost of shares redeemed
Class A	—	(23,498,679)
Class C	—	(16,412,456)
Class Y	—	(37,255,360)
Shares of closed-end fund	(3,552,157)	—
Shares repurchased of closed-end fund (Note 1)	—	(12,190,006)
Reduction to redemptions (Note 7)	—	2,055,239

Net decrease from shares transactions	(1,743,270)	(78,886,642)

Total decrease in net assets	(112,358,576)	(113,401,492)

Net Assets
Beginning of period	296,164,185	409,565,677

End of period	183,805,609	296,164,185

10	See accompanying Notes to Consolidated Financial Statements.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (continued)

Highland Global Allocation Fund

	Six Months Ended March 31, 2020 (unaudited)	Year Ended September 30, 2019
CAPITAL STOCK ACTIVITY - SHARES*

Class A:
Shares sold	—	111,890
Shares redeemed	—	(2,775,549)
Shares converted in conversion (Note 1)	—	(11,645,203)

Net decrease in fund shares	—	(14,308,862)

Class C:
Shares sold	—	31,829
Shares redeemed	—	(2,232,995)
Shares converted in conversion (Note 1)	—	(5,075,831)

Net decrease in fund shares	—	(7,276,997)

Class Y:
Shares sold	—	485,184
Shares redeemed	—	(3,617,459)
Shares converted in conversion (Note 1)	—	(6,568,222)

Net decrease in fund shares	—	(9,700,497)

Shares of closed-end fund:
Issued for distribution reinvested	200,363	199,465
Shares redeemed (Note 1)	(329,476)	(857,675)
Shares converted in conversion (Note 1)	—	23,289,256

Net increase (decrease) in fund shares	(129,113)	22,631,046

*

Capital stock activity prior to February 15, 2019 has been adjusted to give effect to an approximately 1 to 1.4217 reverse stock split as part of the conversion to a closed-end fund (Note 11). Distribution activity related to the A, C and Y share classes relates to the period from October 1, 2018 through February 15, 2019.

See accompanying Notes to Consolidated Financial Statements.	11

CONSOLIDATED STATEMENT OF CASH FLOWS

Six Months Ended March 31, 2020 (unaudited)	Highland Global Allocation Fund

($)
Cash Flows Provided by Operating Activities:
Net decrease in net assets resulting from operations	(97,773,358)

Adjustments to Reconcile Net Investment Loss to Net Cash Provided by Operating Activities:
Purchases of investment securities from unaffiliated issuers	(30,364,900)
Purchases of investment securities from affiliated issuers	(9,788,597)
Proceeds from disposition of investment securities from unaffiliated issues	151,394,394
Proceeds from return of capital of investment securities from affiliated issuers	17,054,380
Proceeds from sale of short-term portfolio investments, net	207,028
Purchases of securities sold short	(106,566,255)
Proceeds of securities sold short	57,313,088
Net proceeds received from written options contracts	(567,584)
Amortization of premiums	561,785
Net realized loss on investments from unaffiliated issuers	77,055,277
Net realized loss on investments from affiliated issuers	28,560,958
Net realized loss on securities sold short, written options contracts and foreign currency transactions	13,511,489
Net change in unrealized appreciation/ (depreciation) on investments, securities sold short, written options contracts, and translation on assets and liabilities denominated in foreign currency	(5,234,039)
Decrease in receivable for investments sold	2,289,446
Decrease in dividends and interest receivable	1,394,872
Decrease due from broker	171,778
Decrease in net receivable for variation margin	341,985
Decrease in receivable from foreign tax reclaims	7,193
Increase in prepaid expenses and other assets	(399,266)
Increase in due to broker	19,039,382
Decrease in payable for investments purchased	(3,266,520)
Decrease in payables to related parties	(3,103)
Increase in payable to transfer agent fees	25,770
Decrease in payable for dividends on securities sold short	(3,961)
Decrease in payable for commitment fees	(343,632)
Decrease in payable for custody fees	(23,756)
Decrease in payable for conversion costs	(574,324)
Increase in accrued expenses and other liabilities	292,637

Net cash flow provided by operating activities	114,312,167

Cash Flows Used In Financing Activities:
Borrowings under credit facility	(105,431,689)
Reverse repurchase agreements	(9,244,659)
Distributions paid in cash	(11,283,364)
Payments of shares redeemed	(3,528,986)
Proceeds from shares sold	325,217

Net cash flow used in financing activities	(129,163,481)

Effect of exchange rate changes on cash	(206,992)

Net Decrease in Cash	(15,058,306)

Cash, Restricted Cash, and Foreign Currency:
Beginning of period	18,456,990

End of period	3,398,684

Supplemental disclosure of cash flow information:
Reinvestment of distributions	1,558,584

Paid in-kind interest income	850,487

Cash paid during the period for interest expense and commitment fees	1,561,844

12	See accompanying Notes to Consolidated Financial Statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS

Highland Global Allocation Fund

Selected data for a share outstanding throughout each period is as follows:

	For the Six Months Ended March 31, 2020 (unaudited)	For the Years Ended September 30,
		2019*‡	2018*‡	2017*‡	2016*‡	2015*‡

Net Asset Value, Beginning of Period	$13.09	$14.63	$14.16	$14.12	$13.86	$17.36

Income from Investment Operations:

Net investment income(a)	0.29	0.30	0.54	1.11	1.22	0.55

Net realized and unrealized gain (loss)	(4.64)	(1.10)	0.56	(0.12)	0.03	(2.87)

Total from Investment Operations	(4.35)	(0.80)	1.10	0.99	1.25	(2.32)

Less Distributions Declared to shareholders:

From net investment income	(0.57)	(0.20)	(0.43)	(0.92)	(0.94)	(0.65)

From net realized gains	—	—	—	—	—	(0.53)

From return of capital	—	(0.54)	(0.20)	(0.03)	(0.05)	—

Total distributions declared to shareholders	(0.57)	(0.74)	(0.63)	(0.95)	(0.99)	(1.18)

Net Asset Value, End of period(b)	$8.17	$13.09	$14.63	$14.16	$14.12	$13.86

Total Return(b)(c)	(34.29)%	(4.40)%	7.95%	7.01%	9.91%	(14.41)%

Ratios to Average Net Assets:(d)

Net Assets, End of Period (000’s)	$183,806	$296,164	$128,353	$254,539	$367,251	$775,238

Gross operating expenses(e)(f)	2.45%	2.54%	2.38%	1.20%	1.11%	0.69%

Net investment gain	5.07%	2.11%	3.73%	7.59%	9.24%	3.16%

Portfolio turnover rate	8%	28%	51%	66%	100%	108%

‡	Reflects the financial highlights of Class Y of the open-end fund prior to the conversion.
*	Per share data prior to February 15, 2019 has been adjusted to give effect to an approximately 1 to 1.4217 reverse stock split as part of the conversion to a closed-end fund. (Note 1)
(a)	Per share data was calculated using average shares outstanding during the period.
(b)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end

(c)

Total return is based on market value per share for periods after February 15, 2019. Distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Prior to February 15, 2019, total return is at net asset value assuming all distributions are reinvested. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Supplemental expense ratios are shown below:
(f)	Includes dividends and fees on securities sold short.

	For the Six Months Ended March 31, 2020 (unaudited)	For the Years Ended September 30,
		2019	2018	2017	2016	2015

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	2.34%	2.45%	2.38%	1.19%	1.05%	0.69%

Interest expense and commitment fees	1.20%	1.60%	1.02%	0.37%	0.11%	0.01%

Dividends and fees on securities sold short	0.07%	0.11%	0.16%	0.05%	0.17%	0.03%

See accompanying Notes to Consolidated Financial Statements.	13

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

March 31, 2020	Highland Global Allocation Fund

Note 1. Organization

Highland Global Allocation Fund (the “Fund”) is organized as an unincorporated business trust under the laws of The Commonwealth of Massachusetts. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. This report covers information for the six months ended March 31, 2020.

On November 8, 2018, shareholders of the Fund approved a proposal authorizing the Board of Trustees (the “Board”) of the Fund to convert the fund from an open-end fund to a closed-end fund at a special meeting of shareholders. The Board took action to convert the Fund to a closed-end fund effective shortly after 4:00 p.m. Eastern Time on February 14, 2019 (the “Conversion Date”). The Fund also effected an approximately 1-for-1.4217 reverse stock split of the Fund’s issued and outstanding shares on February 14, 2019, thereby reducing the number of shares outstanding. Shareholders were paid cash for any fractional shares resulting from the reverse stock split. The Fund began listing its shares for trading on the New York Stock Exchange (the “NYSE”) on February 19, 2019 under the ticker symbol “HGLB”. The Fund may issue an unlimited number of common shares, par value $0.001 per share (“Common Shares”). Prior to the Conversion Date, the Fund issued Class A, Class C, and Class Y shares.

On August 20, 2019, the Board of the Fund approved an extension of the repurchase program for a period of six months up to an additional $20 million of the Fund’s shares.

On March 4, 2020, the Board of the Fund extended the repurchase program for a period of six months, during which the Fund may repurchase up to a maximum of $30 million shares.

Under this program, the Fund repurchased 329,476 shares during the six months ended March 31, 2020, at an average price of $9.15, for a total investment of $3.0 million.

Note 2. Significant Accounting Policies

The following summarizes the significant accounting policies consistently followed by the Fund in the preparation of its consolidated financial statements.

Use of Estimates

The Fund is an investment company that applies the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies. The Fund’s consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require Highland Capital Management Fund Advisors, L.P. (“HCMFA” or the “Investment Adviser”) to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenue and expenses during the reporting period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

Basis of Consolidation

The Fund consolidates Highland GAF Chemical Holdings, LLC (“GAF Chemical Holdings”), a Delaware wholly owned subsidiary, for financial reporting. GAF Chemical Holdings is used for commodity investment trading and its investments are included within the consolidated financial statements of the Fund. All inter-company accounts and transactions have been eliminated in the consolidation.

Valuation of Investments

In computing the Fund’s net assets attributable to shares, securities with readily available market quotations on the New York Stock Exchange (NYSE), National Association of Securities Dealers Automated Quotation (“NASDAQ”) or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies adopted by the Fund’s Board of Trustees (the “Board”). Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that the Investment Adviser has determined to have the capability to provide appropriate pricing services which have been approved by the Board.

Securities for which market quotations are not readily available, or for which the Fund has determined that the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Fund’s net asset value (“NAV”), will be valued by the Fund at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reason-ably determined to be relevant, including, but not limited to: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on dis-position of the securities; and (iii) an evaluation of the

14	Semi-Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

March 31, 2020	Highland Global Allocation Fund

forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Fund. The NAV shown in the Fund’s consolidated financial statements may vary from the NAV published by the Fund as of its period end because portfolio securities transactions are accounted for on the trade date (rather than the day following the trade date) for consolidated financial statement purposes.

Fair Value Measurements

The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 —

Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —

Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser and its affiliates. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of March 31, 2020, the Fund’s investments consisted of senior loans, asset-backed securities, bonds and notes, common stocks, master limited partnerships, registered investment companies, cash equivalents, exchange-traded funds, rights, warrants, securities sold short, and collateralized loan obligations. The fair value of the Fund’s loans, bonds and asset-backed securities are generally based on quotes received from brokers or independent pricing services. Loans, bonds and asset-backed securities with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Senior loans, bonds and asset-backed securities that are priced using quotes derived from implied values, indicative bids, or a limited number of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

The fair value of the Fund’s common stocks, registered investment companies, rights and warrants that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable. Exchange-traded options are valued based on the last trade price on the primary exchange on which they trade. If an option does not trade, the mid-price, which is the mean of the bid and ask price, is utilized to value the option.

At the end of each calendar quarter, the Investment Adviser evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and

Semi-Annual Report	15

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

March 31, 2020	Highland Global Allocation Fund

consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, the Investment Adviser evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of the levels are recognized at the value at the end of the period. A summary of the inputs used to value the Fund’s assets as of March 31, 2020, is as follows:

	Total value at March 31, 2020 ($)	Level 1 Quoted Price ($)	Level 2 Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)
Assets
U.S. Equity
Communication Services	52,459,673	—	—	52,459,673
Consumer Discretionary	1,074,360	1,074,360	—	—
Healthcare	3,837,281	3,837,281	—	—
Materials	3,652,420	—	3,652,420	—
Real Estate	7,337,238	4,279,729	—	3,057,509
Non-U.S. Equity
Communication Services	2,147,885	2,147,885	—	—
Consumer Discretionary	4,857,484	2,345,184	2,512,300	—
Energy	9,286,859	9,286,859	—	—
Financial	710,392	710,392	—	—
Industrials	1,426,016	1,426,016	—	—
Information Technology	3,392,675	3,392,675	—	—
Utilities	24,552,795	24,552,795	—	—
U.S. Senior Loans
Communication Services	15,042,206	—	—	15,042,206
Energy	2,421,830	—	2,421,830	—
Retail	1,072,244	—	1,072,244	—
Service	1,821,875	—	1,821,875	—
Utilities	164,864	—	164,864	—
Non-U.S. Registered Investment Companies	17,072,872	14,153,083	—	2,919,789
Non-U.S. Government Bonds
Sovereign	14,150,183	—	14,150,183	—
U.S. Master Limited Partnerships
Energy	12,697,616	12,697,616	—	—
U.S. LLC Interest	9,585,441	1,197,044	—	8,388,397
U.S. Rights
Utilities	9,027,673	—	9,027,673	—
Non-U.S. Asset-Backed Securities	7,413,960	—	7,320,400	93,560
U.S. Preferred Stock
Energy	400,334	400,334	—	—
Financials	1,622,557	—	1,622,557	—
Real Estate	2,058,872	—	2,058,872	—
Non-U.S. Corporate Bonds & Notes
Energy	2,558,727	—	—	2,558,727

16	Semi-Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

March 31, 2020	Highland Global Allocation Fund

	Total value at March 31, 2020 ($)	Level 1 Quoted Price ($)	Level 2 Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)
Non-U.S. Master Limited Partnerships
Energy	924,223	924,223	—	—
U.S. Corporate Bonds & Notes
Communication Services	812,579	—	812,579	—
Energy	42	—	42	—
Real Estate	76,787	—	76,787	—
Utilities	7,500	—	7,500	—
U.S. Exchange Traded Funds	319,463	319,463	—	—
U.S. Warrants
Healthcare	242,105	—	—	242,105
Non-U.S. Warrants
Communication Services	7,507	—	7,507	—
Industrials	176,450	—	176,450	—
Information Technology	3,486	—	3,486	—

Total Assets	214,416,474	82,744,939	46,909,569	84,761,966

Liabilities
Securities Sold Short
U.S. Equity
Communication Services	(10,664,200)	(10,664,200)	—	—

Total Liabilities	(10,664,200)	(10,664,200)	—	—

Total	203,752,274	72,080,739	46,909,569	84,761,966

The table below sets forth a summary of changes in the Fund’s assets measured at fair value using significant unobservable inputs (Level 3) for the six months ended March 31, 2020.

	Balance as of September 30, 2019 $	Transfers Into Level 3 $	Transfers Out of Level 3 $	Accrued Discounts (Premiums) $	Realized Gain (Loss) $	Net Unrealized Appreciation (Depreciation) $	Net Purchases $	Net Sales $	Balance as of March 31, 2020 $	Change in Unrealized Appreciation (Depreciation) from Investments held at March 31, 2020 $
U.S. Equity
Chemicals	731,871	—	—	—	480,567	—	—	(1,212,438)	—	—
Communication Services	47,134,704	—	—	—	—	5,324,969	—	—	52,459,673	5,324,969
Real Estate	—	—	—	—	—	57,509	3,000,000	—	3,057,509	57,509
U.S. Senior Loans
Chemicals	1,088,107	—	—	(66,185)	(46,461)	—	—	(975,461)	—	—
Communication Services	14,336,849	—	—	—	—	705,357	—	—	15,042,206	705,357
Non-U.S. Registered Investment Companies	3,483,081	—	—	—	—	(563,292)	—	—	2,919,789	(563,292)
U.S. LLC Interest	15,207,664	—	—	—	—	(6,819,267)	—	—	8,388,397	(6,819,267)
Non-U.S. Asset-Backed Securities	136,722	—	—	—	—	(43,162)	—	—	93,560	(43,162)

Semi-Annual Report	17

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

March 31, 2020	Highland Global Allocation Fund

	Balance as of September 30, 2019 $	Transfers Into Level 3 $	Transfers Out of Level 3 $	Accrued Discounts (Premiums) $	Realized Gain (Loss) $	Net Unrealized Appreciation (Depreciation) $	Net Purchases $	Net Sales $	Balance as of March 31, 2020 $	Change in Unrealized Appreciation (Depreciation) from Investments held at March 31, 2020 $
Non-U.S. Corporate Bonds & Notes
Energy	2,558,727	—	—	—	—	—	—	—	2,558,727	—
U.S. Warrants
Healthcare	187,883	—	—	—	—	54,222	—	—	242,105	54,222

Total	84,865,608	—	—	(66,185)	434,106	(1,283,664)	3,000,000	(2,187,899)	84,761,966	(1,283,664)

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments for the six months ended March 31, 2020, there were no transfers between in or out of Level 3.

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Market Value at 3/31/2020 $	Valuation Technique	Unobservable Inputs	Input Values
U.S. Equity	55,517,182	Multiples Analysis	Unadjusted Price/Mhz-PoP	$0.12 - $0.95
			Risk Discount	29.4% - 31.9%
		Discounted Cash Flow	Discount Rate	14.0%
		Transaction Indication of Value	Enterprise Value ($mm)	$761.0 - $771.0
		Net Asset Value	N/A	N/A
U.S. Senior Loans	15,042,206	Discounted Cash Flow	Discount Rate	11.35%
			Spread Adjustment	0.35%
Non-U.S. Registered Investment Companies	2,919,789	Net Asset Value	N/A	N/A
U.S. LLC Interest	8,388,397	Discounted Cash Flow	Discount Rate	2.47% - 8.93%
Non-U.S. Asset-Backed Securities	93,560	Discounted Cash Flow	Discount Rate	20.9%
Non-U.S. Corporate Bonds & Notes	2,558,727	Liquidation Analysis	Claim Amount: Percent of Par	6.9%
U.S. Warrants	242,105	Black-Scholes Model	Annualized Volatility	92.2%

	84,761,966

In addition to the unobservable inputs utilized for various valuation methodologies, the Investment Adviser frequently uses a combination of two or more valuation methodologies to determine fair value for a single holding. In such instances, the Investment Adviser assesses the methodologies and ascribes weightings to each methodology. The weightings ascribed to any individual methodology ranged from as low as 5% to as high as 85% as of March 31, 2020. The selection of weightings is an inherently subjective process, dependent on professional judgment. These selections may have a material impact to the concluded fair value for such holdings.

The significant unobservable inputs used in the fair value measurement of the Fund’s bank loan securities are: discount rate and spread adjustment. Significant increases

(decreases) in any of those inputs in isolation could result in a significantly lower (higher) fair value measurement.

The significant unobservable inputs used in the fair value measurement of the Fund’s common equity securities & LLC interests are: price/MHz-PoP multiple, risk discount, and discount rate. Significant increases (decreases) in any of those inputs in isolation could result in a significantly lower (higher) fair value measurement. Generally, a change in the assumption used for the risk discount is accompanied by a directionally opposite change in the assumption for the adjusted price/MHz-PoP multiple.

The significant unobservable input used in the fair value measurement of the Fund’s LLC interests is the discount rate.

18	Semi-Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

March 31, 2020	Highland Global Allocation Fund

Significant increases (decreases) in any of those inputs in isolation could result in a significantly lower (higher) fair value measurement.

Security Transactions

Security transactions are accounted for on the trade date. Realized gains/(losses) on investments sold are recorded on the basis of the specific identification method for both consolidated financial statement and U.S. federal income tax purposes taking into account any foreign taxes withheld.

Income Recognition

Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available and is verified. Interest income is recorded on the accrual basis.

Accretion of discount on taxable bonds and loans is computed to the call date, while amortization of premium on taxable bonds and loans is computed to the call or maturity date, whichever is shorter, both using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

U.S. Federal Income Tax Status

The Fund is treated as a separate taxpayer for U.S. federal income tax purposes. The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and will distribute substantially all of its taxable income and gains, if any, for the tax year, and as such will not be subject to U.S. federal income taxes. In addition, the Fund intends to distribute, in each calendar year, all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to U.S. federal excise tax. Therefore, no U.S. federal income or excise tax provisions are recorded.

The Investment Adviser has analyzed the Fund’s tax positions taken on U.S. federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for U.S. federal income tax is required in the Fund’s consolidated financial statements. The Fund’s U.S. federal and state income and U.S. federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. Furthermore, the Investment Adviser of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

Distributions to Shareholders

The Fund declares and pays investment income distributions quarterly. The Fund typically declares and pays distributions from net realized capital gains in excess of capital loss carryforwards annually.

Cash & Cash Equivalents

The Fund considers liquid assets deposited with a bank and certain short-term debt instruments of sufficient credit quality with original maturities of three months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of the Consolidated Statement of Assets and Liabilities.

Foreign Currency

Accounting records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at exchange rates using the current 4:00 PM London Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates, between trade and settlement dates on securities transactions and between the accrual and payment dates on dividends, interest income and foreign withholding taxes, are recorded as unrealized foreign currency gains/(losses). Realized gains/(losses) and unrealized appreciation/(depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Securities Sold Short

The Fund may sell securities short. A security sold short is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund sells a security short, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the transaction. A Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any dividends or other payments received on such borrowed securities. In some circumstances, a Fund may be allowed by its prime broker to utilize proceeds from securities sold short to purchase additional investments, resulting in leverage. Securities and cash held

Semi-Annual Report	19

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

March 31, 2020	Highland Global Allocation Fund

as collateral for securities sold short are shown on the Consolidated Investment Portfolio. Cash held as collateral for securities sold short is classified as restricted cash on the Consolidated Statement of Assets and Liabilities, as applicable. Restricted cash in the amount of $2,490,000 was held with the broker for the Fund. Additionally, securities valued at $67,795,886 were posted in the Fund’s segregated account for collateral for short sales, written option contracts, and secured credit facility.

Other Fee Income

Fee income may consist of origination/closing fees, amendment fees, administrative agent fees, transaction breakup fees and other miscellaneous fees. Origination fees, amendment fees, and other similar fees are non-recurring fee sources. Such fees are received on a transaction by transaction basis and do not constitute a regular stream of income and are recognized when incurred.

Note 3. Derivative Transactions

The Fund is subject to equity securities risk, interest rate risk and currency risk in the normal course of pursuing its investment objectives. The Fund enters into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions and for managing the duration of fixed income investments.

Futures Contracts

A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The Fund may invest in interest rate, financial and stock or bond index futures contracts subject to certain limitations. The Fund invests in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase the Fund’s exposure to the underlying instrument while selling futures tends to decrease the Fund’s exposure to the underlying instrument, or economically hedge other Fund investments. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. A Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margins, are made or can be received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain/(loss) equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain/(loss) on the expiration or closing of a futures contract.

During the six months ended March 31, 2020, the Fund entered into futures transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, and to gain market exposure for residual and accumulating cash positions. Cash held as collateral for futures contracts is shown on the Consolidated Statement of Assets and Liabilities as “Restricted Cash — Futures, if applicable.”

Options

The Fund may utilize options on securities or indices to varying degrees as part of its principal investment strategy. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. The Fund may hold options, write option contracts, or both.

If an option written by a Fund expires unexercised, a Fund realizes on the expiration date a capital gain equal to the premium received by a Fund at the time the option was written. If an option purchased by a Fund expires unexercised, a Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires. A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if the cost of the closing option is more than the premium received from writing the option, a capital loss. A Fund will realize a capital gain from a closing sale transaction if the premium received from the sale is more than the original premium paid when the option position was opened, or a capital loss, if the premium received from a sale is less than the original premium paid.

20	Semi-Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

March 31, 2020	Highland Global Allocation Fund

During the six months ended March 31, 2020, the Fund had written options to provide leveraged short exposure, and purchased options to provide leveraged long exposure, to the underlying equity, which is consistent with the investment strategies of the Fund.

Additional Derivative Information

The Fund follows adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that the Fund discloses a) how and why an entity uses derivative instruments; b) how derivative instruments and related hedged items are accounted for; c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows; and d) how the netting of derivatives subject to master netting arrangements (if applicable) affects the net exposure of the Fund related to the derivatives.

To reduce counterparty credit risk with respect to over-the-counter (“OTC”) transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allows the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC derivative positions in forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover its net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

Certain ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that to the value of any collateral currently pledged by the Fund or the Counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported in restricted cash on the Consolidated Statement of Assets and Liabilities. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

The effect of derivative instruments on the Consolidated Statement of Operations for the six months ended March 31, 2020, is as follows:

	Net Realized Gain (Loss) on Derivatives		Net Change in Unrealized Appreciation/ (Depreciation) on Derivatives
Interest Rate Risk	$—		$160,650	(5)
Equity Price Risk	6,007,979	(1)(2)(3)	91,259	(4)(5)(6)
Commodity Risk	—		25,786	(5)(6)

(1)	Consolidated Statement of Operations location: Realized gain (loss) on investments from unaffiliated issuers. Purchased options only.
(2)	Consolidated Statement of Operations location: Realized gain (loss) on written options contracts.
(3)	Consolidated Statement of Operations location: Realized gain (loss) on futures contracts.
(4)	Consolidated Statement of Operations location: Change in unrealized appreciation (depreciation) on futures contracts.
(5)	Consolidated Statement of Operations location: Change in unrealized appreciation (depreciation) on investments. Purchased options only.
(6)	Consolidated Statement of Operations location: Change in unrealized appreciation (depreciation) on written options.

The average monthly volume of derivative activity for the six months ended March 31, 2020, is as follows:

	Units/ Contracts	Appreciation/ (Depreciation)
Futures Contracts(1)	(320)	$(457,135)
Purchased Options Contracts	7,648	—
Written Options Contracts	3,878	—

(1)	Futures Contracts average monthly volume is calculated using Appreciation/(Depreciation).

Note 4. Securities Lending

Effective April 4, 2019, HCMFA entered into a custody agreement with Bank of New York Mellon (“BNY”). Prior to April 4, 2019, State Street Bank and Trust Company (“State Street”) served as the custodian to the Fund.

As of March 31, 2020, the Fund did not participate in securities lending transactions with BNY.

Semi-Annual Report	21

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

March 31, 2020	Highland Global Allocation Fund

The Fund would receive collateral consisting of cash (U.S. and foreign currency), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, sovereign debt, convertible bonds, irrevocable bank letters of credit or such other collateral as may be agreed on by the parties to a securities lending arrangement, initially with a value of 102% or 105% of the market value of the loaned securities and thereafter maintained at a value of 100% of the market value of the loaned securities. If the collateral consists of non-cash collateral, the borrower would pay the Fund a loan premium fee. If the collateral consists of cash, BNY would reinvest the cash. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund would recall the loaned securities upon reasonable notice in order that the securities could be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund also could call such loans in order to sell the securities involved.

Securities lending transactions were entered into pursuant to Securities Loan Agreements (“SLA”), which would provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaulted, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an SLA counterparty’s bankruptcy or insolvency. Under the SLA, the Fund can reinvest cash collateral, or, upon an event of default, resell or repledge the collateral, and the borrower can resell or repledge the loaned securities. The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, each Fund benefits from a borrower default indemnity provided by BNY. BNY’s indemnity generally provides for replacement of securities lent or the approximate value thereof.

Note 5. U.S. Federal Income Tax Information

The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from U.S. GAAP. These differences include (but are not limited to) investments organized as partnerships for tax purposes, foreign taxes, investments in futures, losses deferred to off-setting positions, tax treatment of organizational start-up costs, losses deferred due to wash sale transactions, tax treatment of net investment loss and distributions in excess of net investment income, dividends deemed paid upon shareholder redemption of Fund shares and tax attributes from Fund reorganizations. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or NAV of the Fund. The calculation of net investment income per share in the Consolidated Financial Highlights table excludes these adjustments.

As of September 30, 2019, permanent differences chiefly resulting from foreign currency gains and losses, return of capital distributions from real estate investment trusts, capital gain distributions from other RICs, paydown gains and losses, partnership basis adjustments, defaulted bonds, elimination of subsidiary transactions, tax treatment of reorganization expense and capitalized dividends on short sales were identified and reclassified among the components of the Fund’s net assets as follows:

Distributable Earnings (Loss)	Paid-in-Capital
$4,862,699	$(4,862,699)

At September 30, 2019, the most recent tax year-end, components of distributable earnings on a tax basis is as follows:

Undistributed Income	Undistributed Long-Term Capital Gains	Undistributed Tax-Exempt Income	Other Temporary Differences	Accumulated Capital and Other Losses	Net Tax Appreciation/ (Depreciation)
$ —	$—	$—	$—	$(229,922,340)	$(240,363,003)

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. As of September 30, 2019, the most recent tax year end, the Fund has capital loss carryovers as indicated below.

No Expiration Short- Term	No Expiration Long- Term	Total
$106,122,225	$123,800,115	$229,922,340

22	Semi-Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

March 31, 2020	Highland Global Allocation Fund

The tax character of distributions paid during the years ended September 30, 2019 and September 30, 2018 were as follows:

	Distributions Paid From:
	Exempt Interest	Ordinary Income(1)	Long-Term Capital Gains	Return of Capital(2)
2019	$—	$4,579,807	$—	$12,388,348
2018	—	16,267,341	—	7,482,946

(1)	For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.
(2)	Additional Information will be distributed on Form 1099 at the end of the calendar year.

Unrealized appreciation and depreciation at March 31, 2020, based on cost of investments for U.S. federal income tax purposes was:

Gross Appreciation	Gross Depreciation	Net Appreciation/ (Depreciation)	Cost
$9,801,424	$(231,083,666)	$(221,282,242)	$435,698,716

For Federal income tax purposes, the cost of investments owned at March 31, 2020 were different from amounts reported for financial reporting purposes primarily due to investments in partnership, REIT, securities sold short, options, futures, defaulted bonds, other securities and deferred wash sale losses.

Under current laws, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. Late-Year Losses represent ordinary losses realized on investment transactions from January 1, 2019 through September 30, 2019. For the fiscal year ended September 30, 2019, the Funds elected to defer the following losses:

Realized Capital Losses	Ordinary Losses
$ —	$—

Note 6. Credit Agreement

On January 10, 2018, the Fund entered into a financing arrangement (the “Financing Arrangement”) with BNP Paribas Prime Brokerage International, Ltd., BNP Prime Brokerage, Inc., acting through its New York Branch, and BNP Paribas (together, the “BNPP Entities”). Under the Financing Agreement, the BNPP Entities may make margin loans to the Fund at rates ranging from 1 month LIBOR + 0.50% to 1 month LIBOR + 0.80%. The Financing Arrangement may be terminated by either the Fund or the BNPP Entities with 30 days’ notice. At March 31, 2020, the Fund’s average daily balance was $84,813,667 at a weighted average interest rate of 2.86% for the days outstanding.

On March 25, 2019, the Fund entered into an agreement with Mizuho Securities USA, LLC (“Mizuho Securities”) under which it may from time to time enter into reverse repurchase transactions pursuant to the terms of a master repurchase agreement and related annexes (collectively the “Repurchase

Agreement”). A reverse repurchase transaction is a repurchase transaction in which the Fund is the seller of securities or other assets and agrees to repurchase them at a date certain or on demand. Pursuant to the Repurchase Agreement, the Fund may agree to sell securities or other assets to Mizuho Securities for an agreed upon price (the “Purchase Price”), with a simultaneous agreement to repurchase such securities or other assets from Mizuho Securities for the Purchase Price plus a price differential that is economically similar to interest. The price differential is negotiated for each transaction. This creates leverage for the Fund because the cash received can be used to purchase other securities.

At March 31, 2020, the Fund’s outstanding balance on the Mizuho Securities was $5,619,000. The Fund’s average daily balance was $10,952,954 at a weighted average interest rate of 3.29% for the days outstanding.

Note 7. Advisory, Administration, Service and Distribution, Trustee, and Other Fees

Investment Advisory Fees and Administration Fees

For its investment advisory services, the Fund pays the Investment Adviser a monthly fee, computed and accrued daily, based on an annual rate of the Fund’s Average Daily Managed Assets. Average Daily Managed Assets of the Fund means the average daily value of the total assets of the Fund less all accrued liabilities of a Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage). The Fund’s contractual advisory fee with Highland for the six months ended March 31, 2020 was 0.40%.

The Fund has entered into an administration agreement with SEI Investments Global Funds Services (“SEI”), a wholly owned subsidiary of SEI Investments Company, and pays SEI a fee for administration services. The Investment Adviser generally assists in all aspects of the Fund’s administration

Semi-Annual Report	23

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

March 31, 2020	Highland Global Allocation Fund

and operations and furnishes offices, necessary facilities, equipment and personnel.

Expense Limits and Fee Reimbursements

The Investment Adviser has contractually agreed to limit the total annual operating expenses (exclusive of fees paid by the Fund pursuant to their distribution plans under Rule 12b-1 under the 1940 Act, as amended, taxes, such as deferred tax expenses, dividend expenses on short sales, interest payments, brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses (collectively, the “Excluded Expenses”)) of the Fund to 0.90% of average daily net assets attributable to any class of the Fund the “Expense Cap”. The Expense Cap expired on January 31, 2019.

Under the expense limitation agreement, the Investment Adviser may recoup waived and/or reimbursed amounts with respect to the Fund within thirty-six months of the date such amounts were waived or reimbursed, provided the Fund’s total annual operating expenses, including such recoupment, do not exceed the Expense Cap in effect at the time of such waiver/reimbursement.

Additionally, the Funds may invest in securities issued by other investment companies, including investment companies that are advised by the Adviser or its affiliates, to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC, and exchange-traded funds (“ETFs”). Fees and expenses of such investments will be borne by shareholders of the investing Fund, and the Adviser voluntarily waives the higher of the two fees for the portion of the Fund’s investment advisory fee attributable to its investment in the affiliated investment company.

On March 31, 2020, the amounts subject to possible future recoupment under the Fund’s expense limitations were as follows:

Expiring during Fiscal Years Ending September 30,
2021 $	2022 $	2023 $
—	417,999	137,263

During the six months ended March 31, 2020, the Investment Adviser did not recoup any fees previously waived or reimbursed. No other amounts expired or were recouped from the Funds during the six months ended March 31, 2020.

Other Transactions with the Investment Adviser

Various transactions occurred related to the valuation correction of the Fund’s investment in equity issued by TerreStar Corporation. Subsequent to September 30, 2018, a valuation correction was made, affecting the value of the individual position between March 2018 through January 2019 and, as a result, other Fund calculations and shareholder payments that occurred during that period. The Fund’s former Transfer Agent was engaged to assess the extent and impact of the errors and process the payments owed to shareholders for subscription overpayments. As of September 30, 2019, the Fund has received payments of approximately $7.7 million from the Adviser for: overpayments made by the Fund on redemption payments to shareholders resulting from the valuation correction; amounts owed to certain shareholders for subscription overpayments resulting from the valuation correction; and interest on these amounts. Prior to year-end, the Fund paid approximately $1.6 million of the amount received from the Adviser to the Fund’s former Transfer Agent to process and distribute amounts owed to affected shareholders. During the period ended September 30, 2018, the net increase in net assets of the Fund as a result of the amount received from the Adviser, less the amount distributed to the Fund’s former Transfer Agent was $4.0 million. This amount is reflected as a reduction to redemptions paid on the Statement of Changes in Net Assets for the year ended September 30, 2018. The net increase in the Fund’s net assets for the period ended September 30, 2019 is $2.1 million and is reflected as a net reduction to redemptions paid on the Consolidated Statement of Changes in Net Assets. The Adviser has paid any fees resulting from the services (e.g. tax reporting, FATCA documentation, etc.) performed by the former Transfer Agent. Additionally, advisory fees that were previously paid to the Adviser and attributable to the overstated net assets relating to this matter were returned to the Fund. As of September 30, 2019, no additional amounts are owed to the Fund relating to this matter.

Fees Paid to Officers and Trustees

Each Trustee receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Fund Complex overseen by such Trustee based on relative net assets. The “Highland Fund Complex” consists of all of the registered investment companies advised by the Investment Adviser or its affiliated advisers and NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act as of the date of this report.

Trustees are reimbursed for actual out-of-pocket expenses relating to attendance at meetings, however, the Chairman of the Board and the Chairman of the Audit and Qualified Legal Compliance Committee each receive an additional payment of $10,000 payable in quarterly installments and allocated among each portfolio in the Funds Complex based on relative net assets. The Trustees do not receive any separate compensation in connection with service on Committees or for attending Board or Committee Meetings. The Trustees do not have any pension or retirement plan.

24	Semi-Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

March 31, 2020	Highland Global Allocation Fund

The Fund pays no compensation to its officers, all of whom are employees of the Investment Adviser or one of its affiliates.

Distribution and Shareholder Service Fees

Prior to the Conversion Date, the Fund has a distribution and shareholder service plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan required the payment of a monthly service fee to NexPoint Securities, Inc. (formerly, Highland Capital Funds Distributor, Inc.) (the “Underwriter”) at an annual rate of 0.25% of the average daily net assets attributable to Class A, and Class C shares of the Fund. The Plan also required the payment of a monthly distribution fee to the Underwriter at an annual rate of 0.75% of the average daily net assets attributable to Class C shares. Class Y shares were not subject to a 12b-1 fee.

After the Conversion Date, the Fund was no longer subject to 12b-1 fees.

Indemnification

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Note 8. Disclosure of Significant Risks and Contingencies

The primary risks of investing in the Fund are described below in alphabetical order:

Counterparty Risk

Counterparty risk is the potential loss the Fund may incur as a result of the failure of a counterparty or an issuer to make payments according to the terms of a contract. Counterparty risk is measured as the loss the Fund would record if its counterparties failed to perform pursuant to the terms of their obligations to the Fund. Because the Fund may enter into over-the-counter forwards, options, swaps and other derivative financial instruments, the Fund may be exposed to the credit risk of its counterparties. To limit the counterparty risk associated with such transactions, the Fund conducts business only with financial institutions judged by the Investment Adviser to present acceptable credit risk.

Credit Risk

Investments rated below investment grade are commonly referred to as high-yield, high risk or “junk debt.” They are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and/

or interest payments. Investments in high yield debt and high yield Senior Loans may result in greater NAV fluctuation than if the Fund did not make such investments.

Corporate debt obligations, including Senior Loans, are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the corporate debt obligation experiencing non-payment and a potential decrease in the NAV of the Fund.

Currency Risk

A portion of the Fund’s assets may be quoted or denominated in non-U.S. currencies. These securities may be adversely affected by fluctuations in relative currency exchange rates and by exchange control regulations. The Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are quoted or denominated. Further, the Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Derivatives Risk

Derivatives risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument may not correlate well with the performance of the securities or asset class to which the Fund seeks exposure, (2) derivative contracts, including options, may expire worthless and the use of derivatives may result in losses to the Fund, (3) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, (4) derivatives not traded on an exchange may be subject to credit risk, for example, if the counterparty does not meet its obligations (see also “Counterparty Risk”), and (5) derivatives not traded on an exchange may be subject to liquidity risk and the related risk that the instrument is difficult or impossible to value accurately. As a general matter, when the Fund establishes certain derivative instrument positions, such as certain futures, options and forward contract positions, it will segregate liquid assets (such as cash, U.S. Treasury bonds or commercial paper) equivalent to the Fund’s outstanding obligations under the contract or in connection with the position. In addition, changes in laws or regulations may make the use of derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives. A Fund’s ability to pursue its investment strategy, including its strategy of investing in certain derivative instruments, may be limited to or adversely affected by the Fund’s intention to qualify as a regulated investment company, and its strategy may bear adversely on its ability to so qualify.

Semi-Annual Report	25

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

March 31, 2020	Highland Global Allocation Fund

Illiquid and Restricted Securities Risk

Certain investments made by the Fund are, and others may be, illiquid, and consequently the Fund may not be able to sell such investments at prices that reflect the Investment Adviser’s assessment of their value or the amount originally paid for such investments by the Fund. Illiquidity may result from the absence of an established market for the investments as well as legal, contractual or other restrictions on their resale and other factors. Furthermore, the nature of the Fund’s investments, especially those in financially distressed companies, may require a long holding period prior to profitability.

Restricted securities (i.e., securities acquired in private placement transactions) and illiquid securities may offer higher yields than comparable publicly traded securities. The Fund, however, may not be able to sell these securities when the Investment Adviser considers it desirable to do so or, to the extent they are sold privately, may have to sell them at less than the price of otherwise comparable securities. Restricted securities are subject to limitations on resale which can have an adverse effect on the price obtainable for such securities. Also, if in order to permit resale the securities are registered under the Securities Act at a Fund’s expense, the Fund’s expenses would be increased. A high percentage of illiquid securities in a Fund creates a risk that such a Fund may not be able to redeem its shares without causing significant dilution to remaining shareholders.

Master Limited Partnership (“MLP”) Risk

Master Limited Partnership Risk is the risk of investing in MLP units, which involves some risks that differ from an investment in the equity securities of a company. The Fund may hold a significant investment in MLP units. Holders of MLP units have limited control and voting rights on matters affecting the partnership. Holders of units issued by an MLP are exposed to a remote possibility of liability for all of the obligations of that MLP in the event that a court determines that the rights of the holders of MLP units to vote to remove or replace the general partner of that MLP, to approve amendments to that MLP’s partnership agreement, or to take other action under the partnership agreement of that MLP would constitute “control” of the business of that MLP, or a court or governmental agency determines that the MLP is conducting business in a state without complying with the partnership statute of that state. Holders of MLP units are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them. Additionally, a sustained reduced demand for crude oil, natural gas and refined petroleum products could adversely affect MLP revenues and cash flows, and changes in the regulatory environment could adversely affect the profitability of MLPs.

Interest Rate Risk

The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of fixed rate securities already held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of existing fixed rate portfolio securities can be expected to decline. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Due to this announcement, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Company invests cannot yet be determined.

Leverage Risk

The Fund may use leverage in its investment program, including the use of borrowed funds and investments in certain types of options, such as puts, calls and warrants, which may be purchased for a fraction of the price of the underlying securities. While such strategies and techniques increase the opportunity to achieve higher returns on the amounts invested, they also increase the risk of loss. To the extent the Fund purchases securities with borrowed funds, its net assets will tend to increase or decrease at a greater rate than if borrowed funds are not used. If the interest expense on borrowings were to exceed the net return on the portfolio securities purchased with borrowed funds, the Fund’s use of leverage would result in a lower rate of return than if the Fund were not leveraged.

Non-U.S. Securities Risk

The Fund may invest in non-U.S. securities. Investing in non-U.S. securities involves certain risks not involved in domestic investments, including, but not limited to: fluctuations in foreign exchange rates; future foreign economic, financial, political and social developments; different legal systems; the possible imposition of exchange controls or other foreign governmental laws or restrictions; lower trading volume; much greater price volatility and illiquidity of certain non-U.S. securities markets; different trading and settlement practices; less governmental supervision; changes in currency exchange rates; high and volatile rates of inflation; fluctuating interest rates; less publicly available information; and different accounting, auditing and financial recordkeeping standards and requirements.

26	Semi-Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

March 31, 2020	Highland Global Allocation Fund

Pandemics and Associated Economic Disruption

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in the closing of borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general anxiety and economic uncertainty. The impact of this coronavirus may be short term or may last for an extended period of time and result in a substantial economic downturn. Health crises caused by outbreaks of disease, such as the coronavirus, may exacerbate other pre-existing political, social and economic risks. This outbreak, and other epidemics and pandemics that may arise in the future, could negatively affect the global economy, as well as the economies of individual countries, individual companies and the market in general in significant and unforeseen ways. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact a Funds’ ability to complete repurchase requests, and affect Fund performance. Any such impact could adversely affect a Fund’s performance, the performance of the securities in which a Fund invests, lines of credit available to a Fund and may lead to losses on your investment in a Fund. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

Senior Loans Risk

The risk that the issuer of a senior may fail to pay interest or principal when due, and changes in market interest rates may reduce the value of the senior loan or reduce the Fund’s returns. The risks associated with senior loans are similar to the risks of high yield debt securities. Senior loans and other debt securities are also subject to the risk of price declines and to increases in interest rates, particularly long-term rates. Senior loans are also subject to the risk that, as interest rates rise, the cost of borrowing increases, which may increase the risk of default. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates. Therefore, senior loans may not mitigate price declines in a long-term interest rate environment. The Fund’s investments in senior loans are typically below investment grade and are considered speculative because of the credit risk of their issuers.

Short Sales Risk

Short sales by the Fund that are not made where there is an offsetting long position in the asset that it is being sold short theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Short selling allows the Fund to profit from declines in market prices to the extent such decline exceeds the transaction costs and costs of borrowing the securities. However, since the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss. Purchasing securities to close out the short position can itself cause the price of securities to rise further, thereby exacerbating the loss. The Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, the Fund might have difficulty purchasing securities to meet margin calls on its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

Valuation Risk

Certain of the Fund’s assets are fair valued, including the Fund’s primary illiquid asset, TerreStar. TerreStar does not currently generate revenue and primarily derives its value from holding licenses of two wireless spectrum assets. The license with respect to one such spectrum asset was previously terminated by the FCC and subsequently restored on April 30, 2020 on a limited conditional basis. The restoration of such license requires TerreStar to meet certain deployment milestones for wireless medical telemetry service (“WMTS”) during a 39-month period. Upon satisfaction of the deployment milestones, TerreStar will be able use such spectrum for other services besides WMTS as long as those services do not interfere with WMTS and TerreStar continues to provide WMTS.

If TerreStar is unsuccessful in satisfying such deployment milestones, or if other services cannot be implemented in a manner that does not interfere with WMTS, the value of the TerreStar equity would likely be materially negatively impacted. In determining the fair value of TerreStar, the Investment Adviser has assigned a high probability of success on both conditions based on consultation with the company and its consultants.

Note 9. Investment Transactions

Purchases & Sales of Securities

The cost of purchases and the proceeds from sales of investments, other than short-term securities and short-term options, for the six months ended March 31, 2020, were as follows:

U.S. Government Securities		Other Securities
Purchases	Sales	Purchases	Sales
$—	$—	$32,220,839	$157,303,799

Semi-Annual Report	27

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

March 31, 2020	Highland Global Allocation Fund

Note 10. Affiliated Issuers

Under Section 2 (a)(3) of the Investment Company Act of 1940, as amended, a portfolio company is defined as “affiliated” if a fund owns five percent or more of its outstanding voting securities or if the portfolio company is under common control. The table below shows affiliated issuers of the Fund as of March 31, 2020:

Issuer	Shares at September 30, 2019	Beginning Value as of September 30, 2019 $	Purchases at Cost $	Proceeds from Sales $	Net Amortization (Accretion) of Premium/ (Discount) $	Net Realized Gain/ (Loss) on Sales of Affiliated Issuers $	Change in Unrealized Appreciation/ (Depreciation) $	Ending Value as of March 31, 2020 $	Shares at March 31, 2020	Affiliated Income $
Other Affiliates
Terrestar Corporation (U.S. Equity)	169,531	47,134,704	—	—	—	—	5,324,969	52,459,673	169,531	—
GAF REIT (U.S. Equity)	100	1,000	3,000,000	—	—	—	56,509	3,057,509	300,100	—
NexPoint Residential Trust (U.S. Equity)	61,912	2,895,005	36,508	(27,594)	—	—	(1,323,000)	1,580,919	62,710	11,502
Terrestar Corporation (U.S. Senior Loan)	14,336,849	14,336,849	811,366	—	—	—	(106,009)	15,042,206	15,148,244	823,222
NREF OP I, L.P. (U.S. LLC Interest)	—	—	2,480,920	—	—	—	(1,283,876)	1,197,044	124,046	27,265
SFR WLIF I, LLC (U.S. LLC Interest)	6,773,494	6,918,447	—	—	—	—	(3,697,109)	3,221,338	6,773,494	487,013
SFR WLIF II, LLC (U.S. LLC Interest)	4,437,497	4,537,341	—	—	—	—	(2,414,220)	2,123,121	4,437,497	292,795
SFR WLIF III, LLC (U.S. LLC Interest)	3,789,008	3,751,876	—	—	—	—	(707,938)	3,043,938	3,789,008	155,254
Highland Energy MLP Fund (Non-U.S. Master Limted Partnership)	5,166,913	14,415,686	409,406	(13,498,796)	—	(29,073,181)	27,746,885	—	—	409,405
BB Votorantim Highland Infrastructure LLC (Non-U.S. Registered Investment Company)	10,000	3,483,081	—	—	—	—	(563,292)	2,919,789	10,000	—
Highland Global Allocation Fund (Non-U.S. Registered Investment Company)	—	—	3,015,737	(3,527,960)	—	512,223	—	—	—	10,350
Highland Merger Arbitrage Fund (Non-U.S. Registered Investment Company)	544,599	10,445,409	34,630	—	—	—	70,602	10,550,641	546,382	34,631
NexPoint Strategic Opportunities Fund (Non-U.S. Registered Investment Company)	436,131	7,819,829	—	—	—	—	(4,217,387)	3,602,442	436,131	479,744

Total	35,726,034	115,739,227	9,788,567	(17,054,350)	—	(28,560,958)	18,886,134	98,798,620	31,797,143	2,731,181

Note 11. Regulatory Matters

On August 17, 2018, the SEC adopted amendments to Regulation S-X. These changes are effective for periods after November 5, 2018. The updates to Registered Investment Companies were mainly focused on simplifying the presentation of distributable earnings by eliminating the need to present the components of distributable earnings on a book basis in the Consolidated Statement of Assets and Liabilities. The update also impacted the presentation of undistributed net investment income and distribution to shareholders on the Consolidated Statements of Changes in Net Assets. The amounts presented in the current Consolidated Statements of Changes in Net Assets represent the aggregated total distributions of net investment income

28	Semi-Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

March 31, 2020	Highland Global Allocation Fund

and realized capital gains, except for distributions classified as return of capital which are still presented separately.

Note 12. New Accounting Pronouncements

In November 2016, the FASB issued Accounting Standards Update 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash. The amendments in this update require the statement of cash flows to explain the change during the period in the total of cash, restricted cash and cash equivalents. Amounts generally described as restricted cash or restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. For public entities this update will be effective for fiscal years beginning after December 15, 2017, and for interim periods within those fiscal years. The Investment Adviser has evaluated the impact of this new guidance and effective April 1, 2018, the Fund no longer reports the change in restricted cash and cash equivalents in the operating and investing sections in our Consolidated Statement of Cash Flows. Restricted cash and cash equivalents are now included in the beginning and end of the period cash and cash equivalents on the Consolidated Statement of Cash Flows. These changes have been applied using a retrospective transition method to each period presented.

In December 2016, the FASB issued Accounting Standards Update 2016-19, Technical Corrections and Improvements. The amendments in this update include an amendment to FASB ASC Topic 820, Fair Value Measurement and Disclosures to clarify the difference between a valuation approach and a valuation technique. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. For public entities, this update will be effective for fiscal years beginning after December 15, 2017, and for interim periods within those fiscal years. The Investment Adviser has evaluated the impact of this new guidance and the adoption of this guidance did not have a material impact on the Fund’s consolidated financial statements.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20). The amendments in this update shorten the amortization period for certain callable debt securities held at premium. Specifically, the amendments require the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity. For public entities this update will be effective for fiscal years beginning after December 15, 2018, and for interim periods within those fiscal years. The Investment Adviser is currently evaluating the impact of this new guidance on the Fund’s consolidated financial statements.

In February 2018, the FASB issued Accounting Standards Update 2018-03, Technical Corrections and Improvements to

Financial Instruments — Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities. The amendments in this update provide a variety of technical corrections and improvements to how entities should account for financial instruments. For public entities this update will be effective for fiscal years beginning after December 15, 2017, and for interim periods within those fiscal years beginning after June 15, 2018. The Investment Adviser has evaluated the impact of this new guidance and the adoption of this guidance did not have a material impact on the Fund’s consolidated financial statements.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for consolidated financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. At this time, management is currently evaluating the impact of this new guidance on the consolidated financial statements and disclosures.

Note 13. Legal Matters

The Fund received a shareholder demand letter dated March 1, 2018, from an individual purporting to be a share- holder of the Fund (the “Demand Letter”). The Demand Letter alleges that the current and former Board breached their fiduciary duties, and the Investment Adviser breached its advisory agreement, in relation to the Fund’s investment in shares of an affiliated mutual fund, the Highland Energy MLP Fund (previously a series of the Trust). The Fund held $15.5 million (or 61.5%) of the Highland Energy MLP Fund, which has now been liquidated. Upon receipt of the Demand Letter, the Board formed a Demand Review Committee (“DRC”) comprised entirely of independent trustees to investigate these claims and to make a recommendation to the Board regarding whether pursuit of these claims is in the best interests of the Fund. Aided by independent counsel to the committee, the DRC engaged in a thorough and detailed review of the allegations contained in the Demand Letter. Upon completion of its evaluation, the DRC recommended that the Fund’s independent trustees, who represent a majority of the Board, reject the demand specified in the shareholder Demand Letter.

After considering the report of the DRC, the independent trustees unanimously agreed and rejected the demand, noting that the Demand Letter contained material factual errors and incorrect assumptions, and the proposed suit was meritless and should not be pursued. A copy of the report was provided to the purported shareholder and her counsel.

Notwithstanding the foregoing, the purported shareholder (the “Plaintiff”) filed a shareholder derivative suit against the Fund, certain members of the Board and the Investment Adviser on September 5, 2018 (the “Shareholder Litigation”). On May 26,

Semi-Annual Report	29

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (concluded)

March 31, 2020	Highland Global Allocation Fund

2020, the Court granted a motion to dismiss for all defendants on all claims. The Court stated “Given that the contract and fiduciary duty claims are barred by the Boards independent and good-faith investigation of those claims, it is Ordered that this action is Dismissed with Prejudice. The case is Lanotte v. Highland Global Allocation Fund et al, 3:18-cv-02360, U.S. District Court for the Northern District of Texas (Dallas). The Demand Letter and the Shareholder Litigation are not related to the Proposals and do not alter the intention of the Fund and the Investment Adviser to redomicile the Fund and convert the Fund into a closed-end fund.

The Investment Adviser (HCMFA) is affiliated through common control with Highland Capital Management, L.P. (“HCMLP”), an SEC-registered investment adviser. On October 16, 2019, HCMLP filed for Chapter 11 bankruptcy protection with the United States Bankruptcy Court for the District of Delaware. The case was subsequently transferred to the United States Bankruptcy Court for the Northern District of Texas. On January 9, 2020, the bankruptcy court approved a change of control of HCMLP, which involved the resignation of James Dondero as the sole director of, and the appointment of an independent board to, HCMLP’s general partner. Mr. Dondero remains an employee of HCMLP and as portfolio manager for all funds and vehicles for which he currently holds such titles. Nevertheless, given Mr. Dondero’s historic role with HCMLP and his continued ownership interest and roles with respect to the investment platform as a whole, as well as the shared services agreements between HCMLP and the Investment Adviser, we treat HCMLP and its affiliates as our affiliates for purposes hereof. The Investment Adviser (HCMFA) is not a party to HCMLP’s bankruptcy filing. Investment Adviser (HCMFA) is a party to a shared services arrangement with HCMLP. Under this arrangement, the Investment Adviser (HCMFA) may utilize employees from HCMLP in connection with various services such as human resources, accounting, tax, valuation, information technology services, office space, employees, compliance and legal. The Investment Adviser (HCMFA) does not expect HCMLP’s bankruptcy filings to impact its provision of services to the Fund at this time.

Note 14. Asset Coverage

The Fund is required to maintain 300% asset coverage with respect to amounts outstanding (excluding short-term borrowings). Asset coverage is calculated by subtracting the Fund’s total liabilities, not including any amount representing bank loans and senior securities, from the Fund’s total assets and dividing the result by the principal amount of the borrowings outstanding. As of the dates indicated below, the Fund’s debt outstanding and asset coverage was as follows:

Date	Total Amount Outstanding ($)	% of Asset Coverage of Indebtedness
3/31/2020	5,619,000	3,371.1
9/30/2019	120,295,348	346.2
9/30/2018	138,725,439	395.2
9/30/2017	—	—
9/30/2016	40,000,000	2,414.9
9/30/2015	—	—
9/30/2014	—	—
9/30/2013	—	—
9/30/2012	—	—
9/30/2011	—	—
9/30/2010	—	—

Note 15. Subsequent Event

Management has evaluated the impact of all subsequent events on the Fund through the date the consolidated financial statements were issued, and has determined that there were no subsequent events to report which have not already been recorded or disclosed in these consolidated financial statements and accompanying notes, except as described below.

As a result of the decreases in market value of the Fund’s assets pledged at derivative counterparties, the Fund has been required to post additional collateral relating to its margin requirements. The Fund has posted all required collateral; however, the Fund’s ability to meet future margin calls may be impacted by continued unfavorable market conditions.

30	Semi-Annual Report

ADDITIONAL INFORMATION (unaudited)

March 31, 2020	Highland Global Allocation Fund

Additional Portfolio Information

The Investment Adviser and its affiliates manage other accounts, including registered and private funds and individual accounts. Although investment decisions for the Fund are made independently from those of such other accounts, the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Fund, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that involve taking contradictory positions in multiple levels of the capital structure. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts. When the Fund and one or more of such other accounts is prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Investment Adviser to be equitable to the Fund and such other accounts. The Investment Adviser also may aggregate orders to purchase and sell securities for the Fund and such other accounts. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Fund, in some cases these activities may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.

Disclosure of Fund Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) and service fees; and other Fund expenses. This example is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period October 1, 2019 through March 31, 2020, unless otherwise indicated. This table illustrates your Fund’s costs in two ways:

Actual Expenses: The first part of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second part of the table provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The actual expense ratio includes voluntary fee waivers or expense reimbursements by the Fund’s investment adviser. The expense ratio would be higher had the fee waivers or expense reimbursements not been in effect. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second part of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Beginning Account Value 10/01/19	Ending Account Value 03/31/20	Annualized Expense Ratios	Expenses Paid During Period(1)
Actual Fund Return
$1,000.00	$657.10	2.45%	$10.15
Hypothetical 5% Return (before expenses)
$1,000.00	$1,012.75	2.45%	$12.33

(1)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by the number of days in the full fiscal year (183/366).

Semi-Annual Report	31

IMPORTANT INFORMATION ABOUT THIS REPORT

Investment Adviser

Highland Capital Management Fund Advisors, L.P. 300 Crescent Court, Suite 700

Dallas, TX 75201

Transfer Agent

American Stock Transfer & Trust Company, LLC240

6201 15th Avenue

Brooklyn, NY 11219

Underwriter

NexPoint Securities, Inc.

200 Crescent Court, Suite 700

Dallas, TX 75201

Custodian

Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

2121 N. Pearl Street, Suite 2000

Dallas, TX 75201

Fund Counsel

K&L Gates LLP

1 Lincoln Street

Boston, MA 02111

This report has been prepared for shareholders of Highland Global Allocation Fund (the “Fund”). The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-877-665-1287 to request that additional reports be sent to you.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to their portfolio securities, and the Fund’s proxy voting records for the most recent 12-month period ended September 30, are available (i) without charge, upon request, by calling 1-877-665-1287 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Fund files its complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Fund’s Form N-PORT are available on the Commission’s website at http://www.sec.gov and also may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may also obtain the Form N-PORT by visiting the Fund’s website at www.highlandfunds.com.

The Statements of Additional Information include additional information about the Funds’ Trustees and are available upon request without charge by calling 1-877-665-1287.

32	Semi-Annual Report

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American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Highland Global Allocation Fund	Semi-Annual Report, March 31, 2020

www.highlandfunds.com	HFII-GAF-SAR-03/20

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Semi-Annual Report to Shareholders filed under Item 1 of this form.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Purchases were made by the Registrant during the period covered by this report:

AFFILIATED PURCHASES OF EQUITY SECURITIES

Period	Total Number of Shares (or Units) Purchased	Average Price Paid per Share (or Unit)	Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
October 1, 2019 through March 31, 2020[1]	329,476	9.15	329,476	$16,447,843

[1]	Purchases by Closed-End Management Investment Company as a part of the Registrant’s Repurchase Program

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)

The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of such controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certification pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto.

(a)(3)	Not applicable.

(a)(4)(i)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HIGHLAND GLOBAL ALLOCATION FUND

By (Signature and Title):	/s/ Frank Waterhouse
Frank Waterhouse
Treasurer, Principal Accounting Officer, Principal Financial Officer, and Principal Executive Officer

Date: June 9, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ Frank Waterhouse
Frank Waterhouse
Treasurer, Principal Accounting Officer, Principal Financial Officer, and Principal Executive Officer

Date: June 9, 2020